                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): October 31, 2001
                                                        ----------------

                         TRUMP ATLANTIC CITY ASSOCIATES
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)
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
          New Jersey                       333-00643                       22-3213714
          ----------                       ---------                       ----------

(State or other jurisdiction of     (Commission File Number)    (I.R.S. Employer Identification
        incorporation)                                                      Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                                     08401
-------------------------                                                     -----

(Address of Principal Executive Offices)                                   (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

                        TRUMP ATLANTIC CITY FUNDING, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      333-00643-02                      22-3418939
           --------                      ------------                      ----------

(State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer Identification
        incorporation)                                                      Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                                     08401
-------------------------                                                     -----

(Address of Principal Executive Offices)                                   (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

                      TRUMP ATLANTIC CITY FUNDING II, INC.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      333-43979-03                      22-3550202
           --------                      ------------                      ----------

(State or other jurisdiction of    (Commission File Number)          (I.R.S. Employer Identification
        incorporation)                                                           Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                                     08401
-------------------------                                                     -----

(Address of Principal Executive Offices)                                   (Zip Code)


       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

                      TRUMP ATLANTIC CITY FUNDING III, INC.
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      333-43975-03                      22-3550203
           --------                      ------------                      ----------

(State or other jurisdiction of    (Commission File Number)          (I.R.S. Employer Identification
        incorporation)                                                           Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                                     08401
-------------------------                                                     -----

(Address of Principal Executive Offices)                                   (Zip Code)


       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------
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Item 5. Other Events.


         Filed as an exhibit hereto is a News Release, dated October 31, 2001, filed by Trump Hotels & Casino Resorts, Inc. and Trump Hotels & Casino Resorts Holdings, L.P.


Item 7. Financial Statements and Exhibits.

(c)  Exhibits:


Exhibit No.     Description
-----------     -----------

99.1 News Release of Trump Hotels & Casino Resorts, Inc. and Trump Hotels & Casino Resorts Holdings, L.P., dated October 31, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TRUMP ATLANTIC CITY ASSOCIATES
                                         By: Trump Atlantic City Holding, Inc.,
                                                  It's Managing General Partner

Date: October 31, 2001                   By: /s/ JOHN P. BURKE
                                            -----------------------------------
                                         Name:    John P. Burke
                                         Title:   Vice President and Treasurer


                                         TRUMP ATLANTIC CITY FUNDING, INC.


Date: October 31, 2001                   By: /s/ JOHN P. BURKE
                                             ----------------------------------
                                         Name:    John P. Burke
                                         Title:   Treasurer


                                         TRUMP ATLANTIC CITY FUNDING II, INC.


Date: October 31, 2001                   By: /s/ JOHN P. BURKE
                                             ----------------------------------
                                         Name:    John P. Burke
                                         Title:   Treasurer


                                         TRUMP ATLANTIC CITY FUNDING III, INC.


Date: October 31, 2001                   By: /s/ JOHN P. BURKE
                                             ----------------------------------
                                         Name:    John P. Burke
                                         Title:   Treasurer


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                                  EXHIBIT INDEX


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

Exhibit No.     Description                                                     Page No.
-----------     -----------                                                     --------
99.1            News Release of Trump Hotels & Casino Resorts, Inc. and Trump
                Hotels & Casino Resorts Holdings, L.P., dated October 31, 2001.
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